                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 10, 1998



                              CONNETICS CORPORATION
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             (Exact name of registrant as specified in its charter)




                                    Delaware
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                 (State or other jurisdiction of incorporation)




         0-27406                                          94-3173928
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(Commission File Number)                       (IRS Employer Identification No.)




3400 West Bayshore Road, Palo Alto, CA                      94303
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(Address of principal executive offices)                  (Zip Code)




Registrant's telephone number, including area code:         (650) 843-2800
                                                      --------------------------


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          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

A.      PRIVATE PLACEMENT

        On April 10, 1998, Connetics Corporation (the "Company") entered into an agreement with Alta BioPharma Partners, L.P. ("Alta") and certain funds affiliated with Alta (collectively the "Investors"), to sell an aggregate of 2,162,163 shares of the Company's Common Stock at a price of $4.625 per share, for an aggregate purchase price of approximately $10,000,003.88. The financing closed on April 10, 1998. The Company has agreed to file within ninety days of the closing a registration statement on Form S-3 covering the resale of the shares of Common Stock purchased by the Investors.


B.      ISSUANCE OF COMMON STOCK TO SMITHKLINE BEECHAM PROPERTIES.

        On April 10, 1998, the Company issued 1,037,779 shares of its Common Stock to SmithKline Beecham Properties, Inc. ("SBP"). Such shares were issued in connection with the Company's acquisition of rights to Ridaura(R) in December 1996. The issuance completes the Company's obligations to issue equity to SBP under its Stock Issuance Agreement with SBP dated December 31, 1996, as amended in December 1997.


C.      AMENDMENT OF OBLIGATIONS TO SMITHKLINE BEECHAM.

        On April 28, 1998, the Company entered into a Second Omnibus Amendment with SmithKline Beecham Corporation, SBP and related entities (collectively, "SmithKline"). Under this Amendment, the Company restructured its payment obligations under a promissory note issued to SmithKline in connection with the Ridaura acquisition. Under the revised payment schedule, the Company will make payments to SmithKline as follows:

         July 1, 1998             $1,100,000
         October 1, 1998          $1,100,000
         January 4, 1999          $2,500,000
         April 1, 1999            $  800,000
         July 1, 1999             $  800,000
         October 1, 1999          $  700,000
         January 3, 2000          $1,500,000
         April 1, 2000            $1,500,000

On each payment date, the Company will also make certain interest payments.

        The Company also agreed to pay SmithKline $308,311 in cash to compensate SmithKline for a required reduction in the number of shares of Common Stock issued to SBP on April 10, 1998. Such payment prevented the Company from having to adjust its royalty obligations to SmithKline for Ridaura sales.


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ITEM 7. FINANCIAL STATEMENT AND EXHIBITS.


                  Exhibit 10.1 Common Stock Purchase Agreement, dated April 10, 1998 by and among the Company and certain investors.

                  Exhibit 10.2 Registration Rights Agreement, dated April 10, 1998 by and among the Company and certain investors.

                  Exhibit 10.3 Management Rights Agreement, dated April 10, 1998 between the Company and Alta BioPharma Partners, L.P.

                  Exhibit 10.4(1) Stock Issuance Agreement dated December 31, 1996 between the Company and SmithKline Beecham Properties, Inc.

                  Exhibit 10.5(2) Omnibus Agreement with SmithKline Beecham Corporation and related entities dated December 18, 1997.

                  Exhibit 10.6 Second Omnibus Agreement with SmithKline Beecham Corporation and related entities dated April 28, 1998.

                  Exhibit 10.7(3) Agreement on Relaxin Dated January 19, 1998 by and between the Company and the Howard Florey Institute of Experimental Physiology and Medicine.


(1) Incorporated by reference from an exhibit to the Company's Report on Form 8-K (File No. 0-27406) dated January 15, 1997.

(2) Incorporated by reference from an exhibit to Post-Effective Amendment No. 1 to the Company's Registration Statement on Form S-1 (File No. 333-41195) filed with the Commission on December 19, 1997.

(3) Incorporated by reference from Exhibit 10.56 to the Company's Annual Report on Form 10-K (File No. 0-27406) for the fiscal year ended December 31, 1997.


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ITEM 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

        On April 28, 1998, the Company issued 1,996 shares of its Common Stock to The Howard Florey Institute of Experimental Physiology and Medicine (the "Florey Institute"). The issuance was made as part of consideration owed to the Florey Institute under an Agreement on Relaxin dated January 19, 1998. Such securities were not registered under the Securities Act of 1933, as amended, in reliance upon Regulation S under the Securities Act. The Company determined that the exemption under Regulation S was available due to, among other things, the fact that the Florey Institute is located outside the United States, the fact that the Company made no directed selling efforts in the United States, and the fact that the Florey Institute made appropriate representations and warranties and agreed to required restrictions in order to ensure compliance with Regulation S. The Florey Institute is located at the University of Melbourne, Australia.


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               CONNETICS CORPORATION
                               (Registrant)



Dated:  May 6, 1998            By: /s/ John L. Higgins
                                   -------------------------------------
                                   John L. Higgins
                                   Vice President, Finance and Administration
                                   and Chief Financial Officer


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                                INDEX TO EXHIBITS


EXHIBITS

                  Exhibit 10.1 Common Stock Purchase Agreement, dated April 10, 1998 by and among the Company and certain investors.

                  Exhibit 10.2 Registration Rights Agreement, dated April 10, 1998 by and among the Company and certain investors.

                  Exhibit 10.3 Management Rights Agreement, dated April 10, 1998 between the Company and Alta BioPharma Partners, L.P.

                  Exhibit 10.4(1) Stock Issuance Agreement dated December 31, 1996 between the Company and SmithKline Beecham Properties, Inc.

                  Exhibit 10.5(2) Omnibus Agreement with SmithKline Beecham Corporation and related entities dated December 18, 1997.

                  Exhibit 10.6 Second Omnibus Agreement with SmithKline Beecham Corporation and related entities dated April 28, 1998.

                  Exhibit 10.7(3) Agreement on Relaxin Dated January 19, 1998 by and between the Company and the Howard Florey Institute of Experimental Physiology and Medicine.


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(1)     Incorporated by reference from an exhibit to the Company's Report on
        Form 8-K (File No. 0-27406) dated January 15, 1997.

(2) Incorporated by reference from an exhibit to Post-Effective Amendment No. 1 to the Company's Registration Statement on Form S-1 (File No. 333-41195) filed with the Commission on December 19, 1997.


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(3)     Incorporated by reference from Exhibit 10.56 to the Company's Annual
        Report on Form 10-K (File No. 0-27406) for the fiscal year ended December 31, 1997.